UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2008

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 20, 2008, the Board of Directors of NCI Building Systems, Inc. (the “Company”), approved a new form of indemnification agreement for executive officers and directors, attached as Exhibit 10.1 hereto (the “Indemnification Agreement”). Each executive officer and member of the Board of Directors will enter into this agreement.

The Indemnification Agreement provides that the Company will indemnify the executive officers and directors to the fullest extent permitted by law and the bylaws of the Company. It also establishes guidelines as to the defense and settlement of claims by the parties. The Indemnification Agreement does not expand the indemnification of the executive officers and directors beyond the maximum permitted by Delaware law and the Company’s bylaws.

The foregoing summary of the Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore

Name:	Todd R. Moore
Title:	Executive Vice President, General Counsel and Secretary

Dated: October 21, 2008

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Form of Indemnification Agreement.

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